UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2006, Kindred Healthcare, Inc. (the “Company”) entered into an Amendment to Warrant Agreement (the “Amendment”) dated and effective as of February 27, 2006 among the Company and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as Warrant Agent (the “Warrant Agent”).

The Amendment implements a cashless exercise procedure offering the holders of the Company’s Series A Warrants to Purchase Common Stock and Series B Warrants to Purchase Common Stock the option to pay the exercise price for the warrants in the form of shares of the Company’s common stock acquired upon the exercise of such warrants. The cashless exercise procedure will be available to current and subsequent warrant holders beginning February 27, 2006. Prior to the Amendment, the Warrant Agreement, dated as of April 20, 2001 among the Company and the Warrant Agent, did not provide for a cashless exercise procedure.

A copy of the Amendment is attached hereto as Exhibit 4.1.

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2006, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. The press release, dated February 27, 2006, is attached as Exhibit 99.1 to this Form 8-K. On February 27, 2006, the Company also made the press release available on its website at www.kindredhealthcare.com.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on February 27, 2006, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 9.01.

(c	)	Exhibits

		Exhibit 4.1	Amendment to Warrant Agreement, dated and effective as of February 27, 2006, by and among Kindred Healthcare, Inc. and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as Warrant Agent.

		Exhibit 99.1	Press release dated February 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 28, 2006	By:	/s/ Richard A. Lechleiter
Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer